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                                                                    EXHIBIT 10.1


                    EIGHTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Eighth Amendment, dated as of April 27, 2001 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.      AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical sequence:

                  "Eighth Amendment Effective Date.  April 27, 2001."

                  "Term Loan Reserve Amount. As at any date of determination, an amount which is equal to the sum of the next four payments of principal scheduled to be repaid in accordance with ss.3.3 of the Credit Agreement, provided, however, that if as of the end of any fiscal year, the ratio of Consolidated Operating Cash Flow for such fiscal year to Consolidated Total Debt Service for such fiscal year is greater than or equal to 1.25:1.00, then the Term Loan Reserve Amount shall be equal to $0."

         (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting after the words "plus (e) the Discretionary Amount" contained in the definition of "Borrowing Base", the words "; minus (f) the Term Loan Reserve Amount".
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         (c)      Section 7.22 of the Credit Agreement is hereby amended by
deleting the sentence following the table contained therein in its entirety and replacing it with the following new sentence:

         "Notwithstanding any provision to the contrary contained in this Credit Agreement, for Loans and Commitment Fees payable during the period commencing on the Eighth Amendment Effective Date through the date immediately preceding the first Performance Adjustment Date to occur after January 31, 2002, the Base Rate Applicable Margin for Revolving Credit Loans and Swing Loans shall not be less than 0.00%, the Base Rate Applicable Margin for the Term Loan shall not be less than 0.50%, the Eurodollar Applicable Margin for Revolving Credit Loans shall not be less than 2.000%, the Eurodollar Applicable Margin for the Term Loan shall not be less than 2.500% and the Commitment Fee Rate shall not be less than 0.500%."

         (d) Section 11.3(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(f)      Intentionally omitted."

         (e) Section 11.5.1 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following new sentence:

         "The Borrower will not, and will not permit any of its Subsidiaries to, agree to or effect any asset acquisition or stock acquisition without the prior written consent of the Majority Banks."

         (f) Section 12.1 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                            Period                          Ratio
                            ------                          -----
                    2/1/01 through 4/30/01                3.50:1.00
                   5/1/01 through 10/31/01                3.75:1.00
                   11/1/01 through 1/31/02                3.25:1.00
                    2/1/02 through 7/31/02                3.00:1.00
                   8/1/02 through 10/31/02                2.75:1.00
                   11/1/02 through 1/31/03                2.50:1.00
                          Thereafter                      2.25:1.00

         (g) Section 12.2 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                         Fiscal Year                         Amount
                         -----------                         ------
                    2/1/01 through 1/31/02                $15,000,000
                    2/1/02 through 1/31/03                $20,000,000
                    2/1/03 through 1/31/04                $23,200,000

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         (h)      Section 12.3 of the Credit Agreement is hereby amended by
deleting it in its entirety and replacing it with the following:

                  "12.3. DEBT SERVICE COVERAGE. The Borrower will not permit the ratio of Consolidated Operating Cash Flow for any fiscal year to Consolidated Total Debt Service for such fiscal year, to be less than 1.00:1.00."

         (i) Section 12.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "12.4. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit, for any period of four consecutive fiscal quarters ending on any date during any period set forth in the table below, the ratio of
         (a) the sum of (i) Consolidated EBITDA plus (ii) Consolidated Minimum Store Rent for such period to (b) the sum of (i) Consolidated Minimum Store Rent for such period plus (ii) Consolidated Cash Interest Expense for such period, to be less than the ratio set forth opposite such date in such table:

                            Period                            Ratio
                            ------                            -----
                   2/1/01 through 10/31/01                  1.50:1.00
                   11/1/01 through 10/31/02                 1.70:1.00
                          Thereafter                        1.80:1.00

         (j) Section 12.5 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                            Period                             Amount
                            ------                             ------
                    2/1/01 through 7/31/01                  $26,000,000
                   8/1/01 through 10/31/01                  $26,500,000
                   11/1/01 through 7/31/02                  $29,000,000
                   8/1/02 through 10/31/02                  $30,000,000
                   11/1/02 through 1/31/03                  $34,000,000
                    2/1/03 through 4/30/03                  $35,000,000
                    5/1/03 through 7/31/03                  $36,500,000
                   8/1/03 through 10/31/03                  $37,000,000
                    11/1/03 and thereafter                  $38,500,000

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives (a) a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks, and (b) an amendment fee in an amount equal to $250,000, such amendment fee to be allocated among the Banks (the "Consenting Banks") which consent to this Amendment on or prior to April 27, 2001 in accordance with their respective Commitment Percentages, with the remainder (if any) to be allocated (i) to any Bank which subsequently consents

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to this Amendment in accordance with its Commitment Percentage, or (ii) pro rata among the Consenting Banks, such determination to be made in the sole discretion of the Administrative Agent.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                   WHITEHALL JEWELLERS, INC. (f/k/a
                                   Marks Bros. Jewelers, Inc.)

                                   By: /s/Jon H. Browne
                                          Name: Jon  H. Browne
                                          Title:  Executive Vice President

                                   FLEET CAPITAL CORPORATION,
                                   individually and as Administrative Agent, as Collateral Agent and as Syndication Agent



                                   By: /s/ Art Pesevanto
                                          Name: Arthur A. Pesavento
                                          Title:  Vice President

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   individually and as Syndication Agent



                                   By: /s/ Bernardo Lacayo
                                          Name: Bernardo Lacayo
                                          Title: Assistant Vice President

                                   ABN AMRO BANK N.V., individually and as
                                   Syndication Agent

                                   By: /s/ Jeffery Sarfaty
                                          Name: Jeffery Sarfaty
                                          Title: Vice President


                                   By: /s/ Ned Koppelson
                                          Name: Ned Koppelson
                                          Title: Vice President

                                   THE CHASE MANHATTAN BANK



                                   By: /s/ Irene B. Spector
                                          Name: Irene B. Spector
                                          Title: Vice President
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                                   BANK OF AMERICA, N.A.



                                   By:
                                       --------------------------------------
                                          Name:
                                          Title:



                                   SOVEREIGN BANK NEW ENGLAND



                                   By: /s/ Patricia Malerba
                                          Name: Particia Malerba
                                          Title:  Vice President